UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

 New York, New York 10112
(Address of principal executive offices)            (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

 New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:        (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/13

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series
Annual Report
December 31, 2013

US Equity Lazard Retirement US Strategic Equity Portfolio Lazard Retirement US Small-Mid Cap Equity Portfolio International Equity Lazard Retirement International Equity Portfolio	Emerging Markets Lazard Retirement Emerging Markets Equity Portfolio Targeted Volatility Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

7	Performance Overviews

12	Information About Your Portfolio’s Expenses

14	Portfolio Holdings Presented by Sector

15	Portfolios of Investments

15	Lazard Retirement US Strategic Equity Portfolio

17	Lazard Retirement US Small-Mid Cap Equity Portfolio

19	Lazard Retirement International Equity Portfolio

21	Lazard Retirement Emerging Markets Equity Portfolio

23	Lazard Retirement Multi-Asset Targeted Volatility Portfolio

32	Notes to Portfolios of Investments

34	Statements of Assets and Liabilities

36	Statements of Operations

38	Statements of Changes in Net Assets

40	Financial Highlights

44	Notes to Financial Statements

53	Report of Independent Registered Public Accounting Firm

54	Board of Directors and Officers Information

57	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain investment objective, risks, charges, expenses and other information about Portfolios of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report	1

Lazard Retirement Series, Inc. A Message from Lazard

Dear Shareholder,

The year 2013 was one of many contrasts. Some records were set, with US equities reaching new highs, while US bond returns were negative for the first time in more than a decade. Equities globally made good headway, led by a surge in developed-market stocks, which significantly outpaced their emerging-market counterparts during the year. Markets in the United States, Japan, and Europe did well, with returns in the low double digits fueled by accommodative central bank policy and signs of healing in their respective economies.

Bond markets were subdued in comparison to a strong 2012, amid expectations of higher long-term interest rates. Meanwhile, emerging markets equity and debt weakened over concerns about widening current account deficits in the developing world. From a global perspective, corporate profitability and balance sheets remain strong and we anticipate that the operating backdrop for companies will continue to improve.

As always, at Lazard Asset Management, we remain focused on active management and are committed to leveraging our strengths to help you, a valued shareholder in Lazard Funds, achieve your financial goals. We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2	Annual Report

Lazard Retirement Series, Inc. Investment Overviews

US Equities

Markets rallied during 2013 due to ongoing accommodative global monetary policy, encouraging, albeit slow progress in the US economic recovery, and signs of stabilization in Europe and China. During the period, US markets met and exceeded highs last seen in 2007 despite ongoing political uncertainty, as house prices continued to rebound, household assets and net worth rose, and federal fiscal deficits declined. The market grew increasingly volatile toward the end of May amid uncertainty over US monetary policy. US Treasury yields rose and equity markets declined globally after US Federal Reserve (the Fed) Chairman Ben Bernanke suggested late in the second quarter that the Fed may start to scale back on its bond purchases. However, investors ultimately cheered the Fed’s December announcement that it would reduce its monthly bond purchases by $10 billion, as the decision underscored Fed officials’ belief that the country’s economic recovery was sustainable.

International Equities

The 12 months ended December 31, 2013 was a period of strong returns among most developed international equity markets. Accommodative monetary policies in the United States, Europe, and Japan led many markets higher. In Europe, the European Central Bank’s stimulative monetary policy combined with moderating fiscal austerity, and resulted in the euro zone expanding during the second quarter—a reversal after six quarters of contraction. In the second half of the year, the region showed continued signs of recovery as economic data improved. During the first half of the year, Japanese equity markets rose as the Bank of Japan’s unprecedented monetary easing through asset purchases took hold, and there were indications that deflation might be coming to an end. During the second half, Japan’s parliamentary election proved to be a positive referendum on Prime Minister Shinzō Abe’s policies, as his party gained additional support for its structural reforms. In the United States, the Fed responded to improving economic data and announced in December that it would reduce its bond-purchasing program starting in January 2014, impacting emerging-market funding rates. Emerging markets declined on the year as the cost of borrowing in US dollars rose. China announced steps to help foster growth domestically, after data points throughout the year showed consumption, production, and retail spending were slowing after years of rapid expansion.

Emerging Markets Equities

The 12-month period ended December 31, 2013 was a period dominated by speculation over the timing of the Fed tapering purchases of US bonds, leading to concerns over the effects of higher US interest rates. The likelihood of this trend strengthening the US dollar, coupled with weakness in commodity prices and concerns over Chinese credit, resulted in one of the worst periods ever for emerging markets equities when measured against developed markets’ shares. The Morgan Stanley Capital International (MSCI®) Emerging Markets Index (the “EM Index”) declined by approximately 2.6%, as measured in US dollar terms, during the period. During the year, shares in Asia fared best, rising by almost 2%. Eastern European equities finished marginally higher, while those in Latin America fell significantly, weighed down by mining and energy shares.

Equities in Latin American markets underperformed all other regions, mainly due to languishing commodity prices. Returns were poor across all of the resource-rich markets of Chile, Colombia, Peru, and Brazil. Brazil, with a current account deficit and slowing economy, was a target for currency speculators. Mexican stocks rose modestly as the result of the excitement over newly elected President Peña Nieto’s reform agenda and its trade ties to the United States. The strongest performing market was in Argentina, which is not included in the EM Index. Its market was aided by negotiations over an agreement between the Argentine government and the Spanish oil company Repsol, concerning compensation for Argentina’s expropriation of Repsol’s controlling interest in YPF Sociedad Anonima in 2012.

As a region, eastern Europe, the Middle East, and Africa generated mostly positive returns in 2013. However, the Czech Republic and Hungary, where the economies were weak, South Africa, which was affected by the Fed’s tapering and lower commodity prices, and Turkey, where an apparent dispute between the ruling AK Party and the Gulen movement resulted in stock market and Lira weakness, all declined during the period. The Turkish dispute, which was on top of currency pressures caused by Turkey’s vulnerability to the Fed’s tapering, forced the resignation of several government ministers and company leaders in December. Otherwise, Egyptian shares increased following a military coup and actions towards a constitutional referendum. Equities in Greece, re-admitted into the EM Index during the

Annual Report	3

year, rebounded strongly as investors visualized recovery potential following the country’s multi-year economic calamity.

Overall, Asian markets rose modestly during the year. Indonesian and Thai equities were the worst performers in the region. Indonesian equities declined after several years of strong performance. This prolonged share strength, combined with the country’s current account deficit, made Indonesia a predictable location for a sell-off at the time of the Fed’s tapering announcement. Thai stocks fell, especially toward the end of the year, after the Prime Minister dissolved parliament’s lower house and called for an election, and following attempts in October to pardon the country’s former President Thaksin Shinawatra. Philippine equities also declined in the aftermath of the tragic typhoon. Indian shares demonstrated an impressive recovery following the appointment of a new Reserve Bank of India governor and despite sensitivity in the summer to the Fed’s potential initial tapering of US bond purchases. Equities in Taiwan, South Korea, and China were aided by their relatively strong currency reserves positions, an improving global economy, as well as strong performance in the technology sector.

From a sector perspective the information technology, health care, and consumer discretionary sectors performed well while the materials and energy sectors substantially underperformed the EM Index.

Lazard Retirement US Strategic Equity Portfolio

For the year ended December 31, 2013, the Lazard Retirement US Strategic Equity Portfolio’s Service Shares posted a total return of 28.07%, as compared with the 32.39% return for the S&P 500® Index.

A lack of exposure to utilities helped relative performance, as the sector was among the worst performers in the benchmark during the year. Stock selection and an underweight position in the consumer staples sector also helped returns. Shares of pharmacy health care provider CVS Caremark rose after the company reported solid quarterly earnings, driven broadly by strength in its Pharmacy Benefit Management and Pharmacy businesses.

In contrast, stock selection in the energy sector detracted from performance. Shares of offshore drilling contractor Transocean fell amid concerns over deteriorating pricing in its lower-quality rigs. Stock selection in the materials sector also hurt returns. Shares of metallurgical coal producer Walter Energy fell due to uncertainty in global steel markets. We sold our position in June as the portfolio management team believed other opportunities offered better risk-reward profiles.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2013, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of 35.08%, as compared with the 36.80% return for the Russell 2500® Index.

For the year, stock selection in the industrials and health care sectors detracted from performance, while stock selection in the materials and financials sectors helped returns.

II-VI, a manufacturer of optical and optoelectronic devices for various uses, hurt performance in the industrials sector after it missed earnings expectations and cut guidance for fiscal 2013. We exited the position in II-VI in April. ACCO Brands, a manufacturer of office products, also posted weaker-than-expected quarterly earnings and detracted from returns. Holdings in Hub Group, a provider of intermodal, truck brokerage, and transportation logistics services, and Regal-Beloit, which manufactures motion, torque, and electrical products, also detracted from the Portfolio’s returns. Both positions were sold during the year.

The underperformance in the health care sector was mainly due to a position in Ariad Pharmaceuticals, a creator and developer of cancer medications. Shares of the company fell sharply after the US Food and Drug Administration temporarily suspended sales of its only drug, Iclusig, which was used by patients with certain types of leukemia. The position was sold on this news. Haemonetics, a designer and manufacturer of automated blood processing systems, also detracted from returns in the sector after it announced disappointing earnings and guidance in July. Additionally, the Portfolio was hurt by what it did not own in the health care sector, as the biotechnology industry performed very well during the year. We hold an underweight exposure to biotechnology, as many companies in the industry are micro cap and fundamentally do not often meet our investment criteria.

U.S. Silica Holdings, a producer of commercial silica used for fracking, outperformed in the materials sector. Shares of the company rallied due to a better-than-expected fourth-

4	Annual Report

quarter 2012 and third-quarter 2013 earnings and after management provided solid guidance for 2013 and 2014. Another contributor in the materials sector was finisher-stone manufacturer CaesarStone Sdot-Yam. Shares of the company rose after it solidly beat analysts’ earnings expectations for the second quarter and raised its guidance for the year. We exited the position in CaesarStone as it approached our valuation expectations.

Several positions in the financials sector helped performance for the year. American Equity Investment Life Holding, an underwriter of index and fixed-rate annuities, outperformed in the financials sector. Investors welcomed the news that the company had resumed plans for a bond sale in July—which were previously placed on hold when US interest rates spiked—and had also increased value of sale significantly. Shares of the company also rallied on stronger-than-expected third-quarter earnings results. Waddell & Reed Financial, an investment advisor, underwriter, and distributor for a family of mutual funds, added to returns after it reported better-than-expected quarterly revenues and earnings in October, as well as strong inflows to their funds. Shares of PacWest Bancorp, a provider of commercial banking services focused in California, also rose after announcing strong quarterly earnings in October.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2013, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 20.76%, as compared with the 22.78% return for the MSCI EAFE® (Europe, Australasia, Far East) Index (the “EAFE Index”).

The Portfolio underperformed the strong-performing EAFE Index during the 12 months ended December 31, 2013. A below-benchmark weight and stock selection in the outperforming telecom services sector hurt the Portfolio. The Portfolio was also negatively impacted by the energy sector, as shares of French seismic surveyors CGG (sold during the period) and Petroleum Geo-Services declined following disappointing results. Additionally, French energy services provider Technip (also sold) detracted from overall returns after the company reported lower margins. Lastly, exposure to, and stock selection in, South Korea, the Philippines, and Turkey detracted from returns during the year.

In contrast, the strongest performers in the consumer discretionary sector were French auto parts supplier Valeo, amid the continued recovery in automobile sales, and German media company RTL Group. In the financials sector, British insurer Prudential was additive to returns amid continued strong growth in its Asian unit. Stock selection as well as a significant below-benchmark exposure to the materials sector was also additive to returns.

Lazard Retirement Emerging Markets Equity Portfolio

For the year ended December 31, 2013, the Lazard Retirement Emerging Markets Equity Portfolio’s Service Shares posted a total return of -1.24%, while Investor Shares posted a total return of -1.01%, as compared with the -2.60% return for the EM Index.

Shares of Baidu, a Chinese internet search engine company, increased as the company’s mobile strategy continues to gain momentum. Shares of Wynn Macau, a Chinese casino operator, performed well as customer demand remains strong. YPF, an Argentine energy company, bounced back after completing a successful new debt issuance and following an agreement between Argentina and Repsol for compensation for its expropriation. Shares of Cielo, a Brazilian credit card processor, rallied on strong earnings results. Shares of Tata Consultancy Services, an Indian information technology services company, gained amid a strong operational environment with the market shrugging off more recent concerns over a potentially weak seasonal fourth quarter. Stock selection in the information technology and energy sectors, and in Brazil, South Korea, and Russia added value and an off-index exposure to Argentina helped performance.

In contrast, shares of Shoprite Holdings, a South African supermarket operator, declined due to continued concerns regarding the health of the South African consumer. Turkiye Is Bankasi and Akbank, both Turkish banks, declined as a result of macroeconomic concerns related to mass street protests, the recent corruption probe of government cabinet ministers, and the subsequent decline in the lira. Shares of Vale, a Brazilian mining company, were weak as iron ore prices declined amid concerns over the slowing Chinese economy. Punjab National Bank, an Indian bank, came under pressure along with the financials sector in India due to concerns on asset-quality trends and a weakening currency as the expectation of growth was tapered. Stock selection in the consumer staples sector and in South Africa detracted from performance and a higher-than-index exposure to Indonesia and Turkey hurt returns.

Annual Report	5

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

For the year ended December 31, 2013, the Lazard Retirement Multi-Asset Targeted Volatility Portfolio’s Service Shares posted a total return of 19.49%, as compared with the 11.22% return of its benchmark, which is a 50/50 blend of the MSCI World® Index and the Barclays Capital Global Aggregate Bond® Index (the “MATV Index”).

The Portfolio’s assets are allocated among various US and non-US equity and fixed-income strategies managed by Lazard Asset Management LLC, the Portfolio’s investment manager (the “Investment Manager”), utilizing qualitative and quantitative analysis. The Investment Manager considers broad economic contexts pertinent to allocation decisions among the strategies.

Changes made to the weighting of these economic contexts during the period reflected a consideration of many factors. These included monetary policies of central banks around the globe; global macro data readings, particularly of the Purchasing Managers’ Index, a measure of economic activity in China, the United States, the euro zone, and Japan; fiscal policy in the developed and emerging markets; and equity valuations.

For the year ended December 31, 2013, stock selection in financials, stock selection and an underweight position in materials, stock selection in consumer staples and stock selection and an overweight position in health care added value within the equity allocation, as did stock selection and an overweight position in the United States, stock selection in Germany, stock selection and an overweight position in Finland, and stock selection in the United Kingdom. Within fixed income, performance was helped by being underweight duration in the United States and core Europe, security selection in the United States, United Kingdom, and Canada, and by currency management—implemented via derivative instruments, primarily forward currency contracts. In contrast, stock selection in the energy, telecom services, and industrials sectors, and stock selection in Japanese and French equities detracted from performance; within fixed income, performance was hurt by country allocation in the euro zone and by being underweight the euro.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by the Investment Manager and State Street Bank and Trust Company, the Fund’s Administrator (“State Street”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2013; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

6	Annual Report

Lazard Retirement Series, Inc. Performance Overviews

Lazard Retirement US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*

Years Ended December 31, 2013

	One Year	Five Years	Ten Years
Service Shares	28.07%	16.33%	6.37%
S&P 500 Index	32.39%	17.94%	7.40%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

Annual Report	7

Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Years Ended December 31, 2013

	One Year	Five Years	Ten Years
Service Shares	35.08%	20.69%	7.67%
Russell 2500 Index	36.80%	21.77%	9.81%
Russell 2000/2500 Linked Index	36.80%	20.78%	9.39%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The Portfolio was previously known as Lazard Retirement U.S. Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard Retirement U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000® Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

8	Annual Report

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Years Ended December 31, 2013

	One Year	Five Years	Ten Years
Service Shares	20.76%	11.94%	6.70%
EAFE Index	22.78%	12.44%	6.91%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

Annual Report	9

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2013

	Service Shares			Investor Shares
	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception	†
Retirement Emerging Markets Equity Portfolio**	-1.24%	15.55%	12.90%	-1.01%	15.84%	6.19%
EM Index	-2.60%	14.79%	11.77%	-2.60%	14.79%	4.51%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Investor Shares was May 1, 2006.

10	Annual Report

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Multi-Asset Targeted Volatility Portfolio, MATV Index and MSCI World® Index*

Average Annual Total Returns*

Periods Ended December 31, 2013

	One Year	Since Inception	†
Service Shares	19.49%	15.00%
MATV Index	11.22%	8.96%
MSCI World Index	26.68%	11.56%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MATV Index is a 50/50 blend of the MSCI World Index and the Barclays Capital Global Aggregate Bond® Index. MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury. It covers the investment-grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

†	The inception date for the Portfolio was April 30, 2012.

Annual Report	11

Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2013 through December 31, 2013 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing account value.

12	Annual Report

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
Portfolio	7/1/13	12/31/13	7/1/13 - 12/31/13	7/1/13 - 12/31/13

US Strategic Equity
Service Shares
Actual	$1,000.00	$1,139.80	$5.39	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

US Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$1,182.40	$6.88	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36	1.25%

International Equity
Service Shares
Actual	$1,000.00	$1,174.90	$6.02	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.67	$5.59	1.10%

Emerging Markets Equity
Service Shares
Actual	$1,000.00	$1,079.40	$7.24	1.38%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.24	$7.03	1.38%
Investor Shares
Actual	$1,000.00	$1,080.80	$5.95	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.49	$5.77	1.13%

Multi-Asset Targeted Volatility
Service Shares
Actual	$1,000.00	$1,131.50	$5.64	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Annual Report	13

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector December 31, 2013

	Lazard	Lazard	Lazard	Lazard
	Retirement	Retirement	Retirement	Retirement
	US Strategic	US Small-Mid Cap	International	Emerging Markets
Sector*	Equity Portfolio	Equity Portfolio	Equity Portfolio	Equity Portfolio

Consumer Discretionary	13.6%	16.7%	18.4%	9.2%
Consumer Staples	8.5	2.6	11.7	10.1
Energy	11.1	5.4	7.2	10.1
Financials	15.5	18.9	21.7	28.3
Health Care	17.4	7.5	11.8	—
Industrials	6.8	17.1	13.4	7.1
Information Technology	17.8	16.7	3.5	16.5
Materials	4.0	9.0	3.2	5.7
Telecommunication Services	1.0	—	2.9	11.3
Utilities	—	2.9	1.9	—
Short-Term Investments	4.3	3.2	4.3	1.7
Total Investments	100.0%	100.0%	100.0%	100.0%

Lazard
Retirement
Multi-Asset Targeted
Sector*	Volatility Portfolio

Consumer Discretionary	11.3%
Consumer Staples	6.6
Energy	6.8
Financials	16.7
Health Care	11.8
Industrials	12.3
Information Technology	12.5
Materials	3.3
Telecommunication Services	2.4
Utilities	2.0
Municipal	0.4
Sovereign Debt	11.0
Short-Term Investment	2.9
Total Investments	100.0%

*	Represents percentage of total investments.

14	Annual Report

Lazard Retirement Series, Inc. Portfolios of Investments December 31, 2013

Description	Shares	Value

Lazard Retirement US Strategic Equity Portfolio

Common Stocks | 96.1%

Alcohol & Tobacco | 4.5%
Molson Coors Brewing Co., Class B	7,230	$405,965

Banking | 3.1%
Bank of America Corp.	10,370	161,461
Regions Financial Corp.	11,645	115,169
		276,630

Cable Television | 1.9%
Comcast Corp., Class A	3,330	166,100

Chemicals | 2.1%
Eastman Chemical Co.	2,310	186,417

Commercial Services | 3.0%
Clean Harbors, Inc. (a)	800	47,968
Corrections Corp. of America	4,678	150,023
Republic Services, Inc.	2,355	78,186
		276,177

Computer Software | 2.1%
Check Point Software Technologies, Ltd. (a)	1,500	96,780
Microsoft Corp.	2,505	93,762
		190,542

Energy Exploration & Production | 3.5%
Apache Corp.	1,900	163,286
Devon Energy Corp.	2,440	150,963
		314,249

Energy Integrated | 3.5%
Chevron Corp.	950	118,665
Consol Energy, Inc.	5,110	194,384
		313,049

Energy Services | 4.1%
HollyFrontier Corp.	2,220	110,312
Transocean, Ltd.	5,180	255,996
		366,308

Financial Services | 8.7%
American Express Co.	2,210	200,513
Citigroup, Inc.	4,945	257,684
IntercontinentalExchange Group, Inc.	530	119,207
Morgan Stanley	2,835	88,906
Visa, Inc., Class A	500	111,340
		777,650
Description	Shares	Value

Food & Beverages | 1.4%
Sysco Corp.	3,415	$123,282

Forest & Paper Products | 1.0%
International Paper Co.	1,800	88,254

Health Services | 0.9%
UnitedHealth Group, Inc.	1,100	82,830

Insurance | 1.5%
The Hartford Financial Services Group, Inc.	3,715	134,594

Leisure & Entertainment | 4.7%
Expedia, Inc.	1,465	102,052
Viacom, Inc., Class B	3,615	315,734
		417,786
Manufacturing | 5.9%
Carpenter Technology Corp.	680	42,296
Caterpillar, Inc.	500	45,405
Honeywell International, Inc.	1,185	108,273
Joy Global, Inc.	775	45,330
Terex Corp.	2,170	91,118
Tyco International, Ltd.	4,745	194,735
		527,157

Medical Products | 7.3%
Baxter International, Inc.	3,845	267,420
CareFusion Corp. (a)	5,430	216,222
McKesson Corp.	1,055	170,277
		653,919

Metals & Mining | 0.5%
U.S. Silica Holdings, Inc.	1,300	44,343

Pharmaceutical & Biotechnology | 9.3%
Gilead Sciences, Inc. (a)	2,615	196,517
Pfizer, Inc.	9,650	295,580
Zoetis, Inc.	10,368	338,930
		831,027

Real Estate | 1.8%
Lexington Realty Trust REIT	6,600	67,386
Vornado Realty Trust	1,080	95,893
		163,279

Retail | 9.8%
Advance Auto Parts, Inc.	3,180	351,962
American Eagle Outfitters, Inc.	7,120	102,528
AutoZone, Inc. (a)	89	42,537

The accompanying notes are an integral part of these financial statements.

Annual Report	15

Description	Shares	Value

Lazard Retirement US Strategic Equity Portfolio (concluded)

Retail (concluded)
CVS Caremark Corp.	2,090	$149,581
J.C. Penney Co., Inc. (a)	3,500	32,025
Kohl’s Corp.	300	17,025
Macy’s, Inc.	1,770	94,518
Wal-Mart Stores, Inc.	1,065	83,805
		873,981

Semiconductors & Components | 1.9%
Intel Corp.	3,500	90,860
Texas Instruments, Inc.	1,800	79,038
		169,898

Technology | 1.9%
Citrix Systems, Inc. (a)	900	56,925
Google, Inc., Class A (a)	103	115,433
		172,358

Technology Hardware | 10.7%
Apple, Inc.	441	247,450
Cisco Systems, Inc.	13,420	301,279
EMC Corp.	7,355	184,978
Hewlett-Packard Co.	1,640	45,887
Qualcomm, Inc.	2,375	176,344
		955,938
Description	Shares	Value

Telecommunications | 1.0%
CenturyLink, Inc.	2,700	$85,995

Total Common Stocks (Identified cost $7,004,902)		8,597,728

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $31,701) (a), (b)	12,681	0

Short-Term Investment | 4.3%
State Street Institutional Treasury Money Market Fund (Identified cost $386,052)	386,052	386,052

Total Investments | 100.4% (Identified cost $7,422,655) (c)		$8,983,780

Liabilities in Excess of Cash and Other Assets | (0.4)%		(39,927)

Net Assets | 100.0%		$8,943,853

The accompanying notes are an integral part of these financial statements.

16	Annual Report

Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 96.9%

Aerospace & Defense | 1.1%
B/E Aerospace, Inc. (a)	7,300	$635,319

Alcohol & Tobacco | 1.7%
Molson Coors Brewing Co., Class B	17,985	1,009,858

Automotive | 1.8%
Modine Manufacturing Co. (a)	32,465	416,201
Tenneco, Inc. (a)	11,810	668,092
		1,084,293

Banking | 5.7%
East West Bancorp, Inc.	24,620	860,962
PacWest Bancorp	28,230	1,191,871
Signature Bank (a)	5,920	635,926
Wintrust Financial Corp.	14,595	673,121
		3,361,880

Chemicals | 3.6%
Rockwood Holdings, Inc.	9,405	676,408
Solazyme, Inc. (a)	60,360	657,320
Taminco Corp.	37,735	762,624
		2,096,352

Commercial Services | 3.6%
Blackhawk Network Holdings, Inc.	29,335	741,002
Clean Harbors, Inc. (a)	11,760	705,130
LifeLock, Inc. (a)	40,730	668,379
		2,114,511

Computer Software | 5.7%
Informatica Corp. (a)	10,285	426,827
j2 Global, Inc.	14,990	749,650
Red Hat, Inc. (a)	14,495	812,300
TIBCO Software, Inc. (a)	26,475	595,158
Web.com Group, Inc. (a)	24,105	766,298
		3,350,233

Construction & Engineering | 3.4%
EMCOR Group, Inc.	9,800	415,912
MasTec, Inc. (a)	26,000	850,720
Quanta Services, Inc. (a)	23,185	731,719
		1,998,351
Description	Shares	Value

Consumer Products | 4.5%
Elizabeth Arden, Inc. (a)	15,705	$556,742
Fox Factory Holding Corp.	25,900	456,358
Hasbro, Inc.	14,655	806,172
Matthews International Corp., Class A	19,875	846,874
		2,666,146

Electric | 1.5%
TECO Energy, Inc.	51,770	892,515

Energy | 1.4%
Pattern Energy Group, Inc.	26,395	800,032

Energy Exploration & Production | 0.7%
Athlon Energy, Inc.	14,245	430,911

Energy Services | 3.5%
Dresser-Rand Group, Inc. (a)	9,275	553,068
Frank’s International NV	27,565	744,255
Key Energy Services, Inc. (a)	98,545	778,506
		2,075,829

Financial Services | 4.2%
Air Lease Corp.	28,075	872,571
Springleaf Holdings, Inc.	29,845	754,482
Waddell & Reed Financial, Inc., Class A	12,580	819,209
		2,446,262

Forest & Paper Products | 3.1%
KapStone Paper and Packaging Corp. (a)	7,500	418,950
Louisiana-Pacific Corp. (a)	31,285	579,085
Rock-Tenn Co., Class A	4,765	500,373
Schweitzer-Mauduit International, Inc.	6,685	344,077
		1,842,485

Health Services | 2.0%
Brookdale Senior Living, Inc. (a)	21,415	582,060
Magellan Health Services, Inc. (a)	9,585	574,237
		1,156,297

Housing | 2.0%
Norcraft Cos., Inc.	27,950	548,379
Taylor Morrison Home Corp., Class A	28,590	641,845
		1,190,224

Insurance | 5.6%
American Equity Investment Life Holding Co.	43,725	1,153,465
Arch Capital Group, Ltd. (a)	10,095	602,570
HCC Insurance Holdings, Inc.	12,990	599,359
Reinsurance Group of America, Inc.	12,375	957,949
		3,313,343

The accompanying notes are an integral part of these financial statements.

Annual Report	17

Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

Leisure & Entertainment | 3.9%
Bally Technologies, Inc. (a)	8,750	$686,437
Diamond Resorts International, Inc.	38,030	702,034
Hyatt Hotels Corp., Class A (a)	18,785	929,106
		2,317,577

Manufacturing | 9.9%
ACCO Brands Corp. (a)	109,920	738,662
Actuant Corp., Class A	15,190	556,562
Altra Industrial Motion Corp.	6,740	230,643
Carpenter Technology Corp.	6,565	408,343
FLIR Systems, Inc.	28,875	869,137
Kennametal, Inc.	12,680	660,248
Littelfuse, Inc.	6,075	564,550
The Toro Co.	11,965	760,974
TriMas Corp. (a)	18,495	737,766
Woodward, Inc.	6,945	316,761
		5,843,646

Medical Products | 3.5%
CareFusion Corp. (a)	26,720	1,063,991
Haemonetics Corp. (a)	13,480	567,912
Sirona Dental Systems, Inc. (a)	5,900	414,180
		2,046,083

Metal & Glass Containers | 1.6%
Owens-Illinois, Inc. (a)	26,925	963,377

Metals & Mining | 1.2%
U.S. Silica Holdings, Inc.	20,295	692,262

Pharmaceutical & Biotechnology | 2.1%
Intrexon Corp.	16,360	389,368
Quintiles Transnational Holdings, Inc.	17,880	828,559
		1,217,927

Real Estate | 4.9%
Extra Space Storage, Inc. REIT	23,800	1,002,694
Jones Lang LaSalle, Inc.	9,220	944,036
Kilroy Realty Corp. REIT	18,500	928,330
		2,875,060

Retail | 5.2%
Advance Auto Parts, Inc.	9,215	1,019,916
American Eagle Outfitters, Inc.	21,710	312,624
Chico’s FAS, Inc.	19,135	360,504
Francesca’s Holdings Corp. (a)	37,195	684,760
Iconix Brand Group, Inc. (a)	16,750	664,975
		3,042,779
Description	Shares	Value

Semiconductors & Components | 2.5%
ON Semiconductor Corp. (a)	75,595	$622,903
Xilinx, Inc.	18,700	858,704
		1,481,607

Technology | 2.7%
NetScout Systems, Inc. (a)	32,975	975,730
SS&C Technologies Holdings, Inc. (a)	14,190	628,050
		1,603,780

Technology Hardware | 2.1%
InterDigital, Inc.	15,495	456,947
Synaptics, Inc. (a)	14,890	771,451
		1,228,398

Transportation | 2.2%
Alaska Air Group, Inc.	9,155	671,702
Echo Global Logistics, Inc. (a)	29,595	635,701
		1,307,403

Total Common Stocks (Identified cost $45,409,701)		57,084,740

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B (Identified cost $864,900) (a), (b)	345,960	0

Short-Term Investment | 3.2%
State Street Institutional Treasury Money Market Fund (Identified cost $1,889,039)	1,889,039	1,889,039

Total Investments | 100.1%
(Identified cost $48,163,640) (c)		$58,973,779

Liabilities in Excess of Cash and Other Assets | (0.1)%		(51,213)

Net Assets | 100.0%		$58,922,566

The accompanying notes are an integral part of these financial statements.

18	Annual Report

Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks | 97.2%

Australia | 1.9%
Ansell, Ltd.	319,412	$5,895,147
James Hardie Industries PLC	646,082	7,464,914
		13,360,061
Austria | 0.9%
UNIQA Insurance Group AG	477,973	6,101,380

Belgium | 2.5%
Anheuser-Busch InBev NV	162,447	17,265,928

Bermuda | 0.9%
Signet Jewelers, Ltd.	77,887	6,151,557

Brazil | 1.0%
Estacio Participacoes SA	820,000	7,093,864

Canada | 2.7%
MacDonald Dettwiler & Associates, Ltd.	103,200	7,995,632
Rogers Communications, Inc., Class B	239,000	10,815,467
		18,811,099
Denmark | 1.0%
Carlsberg A/S, Class B	61,972	6,856,890

Finland | 1.8%
Sampo Oyj, A Shares	258,321	12,693,889

France | 10.7%
BNP Paribas SA	244,487	19,053,696
Cap Gemini SA	123,457	8,344,225
European Aeronautic Defence and Space Co. NV	151,646	11,643,044
Sanofi SA	177,665	18,849,179
Valeo SA	140,434	15,538,671
		73,428,815
Germany | 8.0%
Bayer AG	138,806	19,467,895
Bayerische Motoren Werke AG	109,269	12,810,381
Merck KGaA	70,797	12,685,749
RTL Group SA	76,762	9,919,143
		54,883,168
Description	Shares	Value

Greece | 0.7%
Piraeus Bank SA (a)	2,196,722	$4,623,704

Ireland | 0.9%
Ryanair Holdings PLC Sponsored ADR (a)	131,472	6,169,981

Italy | 2.7%
Atlantia S.p.A.	405,053	9,088,440
Eni S.p.A.	389,240	9,365,497
		18,453,937
Japan | 19.1%
AEON Financial Service Co., Ltd.	185,100	4,956,623
Asahi Group Holdings, Ltd.	463,500	13,045,428
Asics Corp.	544,860	9,287,092
Daikin Industries, Ltd.	132,400	8,234,925
Daiwa House Industry Co., Ltd.	480,000	9,275,472
Don Quijote Holdings Co., Ltd.	208,200	12,593,619
Japan Tobacco, Inc.	310,300	10,077,163
KDDI Corp.	151,200	9,289,374
LIXIL Group Corp.	401,700	10,997,067
Makita Corp.	103,500	5,425,126
Seven & I Holdings Co., Ltd.	264,400	10,494,654
Sumitomo Mitsui Financial Group, Inc.	376,500	19,377,362
Yahoo Japan Corp.	1,527,400	8,484,750
		131,538,655
Norway | 0.7%
Petroleum Geo-Services ASA	397,980	4,688,255

Philippines | 1.7%
Alliance Global Group, Inc.	18,856,800	10,961,650
LT Group, Inc.	3,062,400	1,065,363
		12,027,013
South Korea | 1.1%
Samsung Electronics Co., Ltd. GDR	11,924	7,786,372

Spain | 2.9%
Mediaset Espana Comunicacion SA (a)	579,071	6,682,909
Red Electrica Corporacion SA	200,406	13,371,373
		20,054,282
Sweden | 2.9%
Assa Abloy AB, Class B	180,279	9,524,290
Swedbank AB, A Shares	364,119	10,246,747
		19,771,037

The accompanying notes are an integral part of these financial statements.

Annual Report	19

Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

Switzerland | 8.0%
GAM Holding AG	483,459	$9,403,076
Glencore Xstrata PLC	2,106,330	10,906,904
Novartis AG	320,729	25,599,355
Swatch Group AG	14,361	9,490,286
		55,399,621

Thailand | 0.6%
Krung Thai Bank Public Co. Ltd. (d)	7,645,000	3,838,786

Turkey | 0.4%
Koc Holding AS	694,504	2,843,944

United Kingdom | 24.1%
BG Group PLC	284,191	6,106,114
British American Tobacco PLC	224,123	12,017,399
Direct Line Insurance Group PLC	2,317,604	9,579,239
Informa PLC	1,608,920	15,279,708
International Consolidated Airlines Group SA (a)	1,663,463	11,057,010
Ladbrokes PLC	1,749,087	5,181,660
Lloyds Banking Group PLC (a)	12,244,935	15,994,497
Prudential PLC	806,001	17,884,944
Reed Elsevier PLC	748,222	11,138,773
Rexam PLC	1,716,126	15,075,848
Royal Dutch Shell PLC, A Shares	535,327	19,174,448
Standard Chartered PLC	394,805	8,891,371
Taylor Wimpey PLC	4,174,759	7,708,209
Unilever PLC	270,827	11,131,173
		166,220,393

Total Common Stocks (Identified cost $494,765,191)		670,062,631
Description	Shares	Value

Short-Term Investment | 4.4%
State Street Institutional Treasury Money Market Fund (Identified cost $30,140,984)	30,140,984	$30,140,984

Total Investments | 101.6% (Identified cost $524,906,175) (c)		$700,203,615

Liabilities in Excess of Cash and Other Assets | (1.6)%		(10,691,316)

Net Assets | 100.0%		$689,512,299

The accompanying notes are an integral part of these financial statements.

20	Annual Report

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 97.8%

Argentina | 1.4%
YPF Sociedad Anonima Sponsored ADR	472,634	$15,578,017

Brazil | 14.1%
AMBEV SA ADR	1,765,400	12,975,690
Banco do Brasil SA	3,699,966	38,266,047
BB Seguridade Participacoes SA	1,830,200	19,005,998
CCR SA	1,568,400	11,813,274
Cielo SA	1,227,680	34,162,209
Natura Cosmeticos SA	566,900	9,940,724
Souza Cruz SA	858,427	8,772,565
Vale SA Sponsored ADR	820,800	12,517,200
Via Varejo SA	798,400	8,511,078
		155,964,785

China | 8.2%
Baidu, Inc. Sponsored ADR (a)	105,700	18,801,916
China Construction Bank Corp., Class H	45,741,390	34,508,225
CNOOC, Ltd.	7,555,000	14,049,379
NetEase, Inc. Sponsored ADR	202,300	15,900,780
Weichai Power Co., Ltd., Class H	1,851,400	7,496,997
		90,757,297

Colombia | 2.3%
Pacific Rubiales Energy Corp.	1,462,300	25,246,959

Egypt | 0.9%
Commercial International Bank Egypt SAE GDR	2,232,459	10,023,741

Hong Kong | 2.9%
China Mobile, Ltd. Sponsored ADR	470,649	24,610,236
Huabao International Holdings, Ltd.	13,021,000	7,220,549
		31,830,785

Hungary | 1.3%
OTP Bank PLC	763,236	14,482,047

Description	Shares	Value

India | 5.1%
Axis Bank, Ltd.	498,996	$10,487,346
Bank of India	1,072,927	4,145,656
Bharat Heavy Electricals, Ltd.	2,209,374	6,293,617
Jindal Steel & Power, Ltd.	1,267,155	5,344,770
Punjab National Bank, Ltd.	1,025,362	10,379,604
Tata Consultancy Services, Ltd.	569,846	20,030,518
		56,681,511

Indonesia | 5.6%
PT Astra International Tbk	14,721,500	8,225,653
PT Bank Mandiri (Persero) Tbk	25,810,929	16,648,791
PT Semen Indonesia (Persero) Tbk	5,497,900	6,392,382
PT Tambang Batubara Bukit Asam (Persero) Tbk	585,500	490,723
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	588,300	21,090,555
PT United Tractors Tbk	5,560,040	8,680,424
		61,528,528

Macau | 1.8%
Wynn Macau, Ltd.	4,427,600	20,098,722

Malaysia | 0.7%
British American Tobacco Malaysia Berhad	415,700	8,137,592

Mexico | 2.4%
Grupo Mexico SAB de CV, Series B	2,463,297	8,133,323
Grupo Televisa SAB Sponsored ADR	296,200	8,963,012
Kimberly-Clark de Mexico SAB de CV, Series A	3,280,362	9,328,675
		26,425,010

Netherlands | 1.1%
OCI NV	271,920	12,245,514

Pakistan | 1.6%
Oil & Gas Development Co., Ltd.	3,098,500	8,173,713
Pakistan Petroleum, Ltd.	4,564,302	9,284,370
		17,458,083

Philippines | 1.5%
Philippine Long Distance Telephone Co. Sponsored ADR	281,500	16,912,520

The accompanying notes are an integral part of these financial statements.

Annual Report	21

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Russia | 11.7%
ALROSA AO (d)	7,820,700	$8,322,171
Gazprom OAO Sponsored ADR	2,466,814	21,091,260
Lukoil OAO Sponsored ADR	131,972	8,241,651
Magnit OJSC Sponsored GDR (d), (e)	132,475	8,769,845
MegaFon OAO GDR (d), (e)	378,221	12,670,403
Mobile TeleSystems OJSC
Sponsored ADR	1,214,620	26,272,231
Oriflame Cosmetics SA SDR	172,453	5,295,439
Sberbank of Russia (d)	12,764,832	39,216,998
		129,879,998

South Africa | 10.2%
Bidvest Group, Ltd.	647,967	16,575,972
Imperial Holdings, Ltd.	486,227	9,391,273
Nedbank Group, Ltd.	546,458	10,939,579
PPC, Ltd.	2,074,939	6,210,971
Sanlam, Ltd.	2,015,100	10,227,257
Shoprite Holdings, Ltd.	1,115,509	17,439,797
Standard Bank Group, Ltd.	637,404	7,863,949
Tiger Brands, Ltd.	303,902	7,733,132
Truworths International, Ltd.	950,397	6,954,478
Vodacom Group, Ltd.	915,649	11,609,277
Woolworths Holdings, Ltd.	1,117,345	7,951,364
		112,897,049

South Korea | 14.5%
Coway Co., Ltd.	141,641	8,911,700
Hanwha Life Insurance Co., Ltd.	2,041,722	14,683,915
Hyundai Mobis (a)	79,183	22,021,330
KB Financial Group, Inc. (a)	517,880	20,732,866
KT&G Corp.	228,896	16,158,385
Samsung Electronics Co., Ltd.	29,119	37,855,942
Shinhan Financial Group Co., Ltd. (a)	670,091	30,032,979
SK Hynix, Inc. (a)	283,310	9,879,005
		160,276,122
Description	Shares	Value

Taiwan | 4.1%
Hon Hai Precision Industry Co., Ltd.	4,719,295	$12,683,595
Taiwan Semiconductor Manufacturing Co., Ltd.	9,100,642	32,214,932
		44,898,527

Thailand | 2.3%
CP All Public Co. Ltd. (d)	5,563,100	7,110,475
PTT Exploration & Production Public Co. Ltd. (d)	1,781,535	9,026,950
The Siam Cement Public Co. Ltd.	709,400	8,764,954
		24,902,379

Turkey | 4.1%
Akbank TAS	2,721,393	8,484,566
Koc Holding AS	3,575,921	14,643,139
Turkcell Iletisim Hizmetleri AS (a)	2,092,682	11,052,555
Turkiye Is Bankasi AS, C Shares	5,417,917	11,723,273
		45,903,533

Total Common Stocks (Identified cost $1,036,184,837)		1,082,128,719

Short-Term Investment | 1.7%
State Street Institutional Treasury Money Market Fund (Identified cost $18,849,453)	18,849,453	18,849,453

Total Investments | 99.5% (Identified cost $1,055,034,290) (c)		$1,100,978,172

Cash and Other Assets in Excess of Liabilities | 0.5%		5,585,254

Net Assets | 100.0%		$1,106,563,426

The accompanying notes are an integral part of these financial statements.

22	Annual Report

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Common Stocks | 79.9%

Australia | 1.7%
AGL Energy, Ltd.	2,460	$33,014
Amcor, Ltd.	20,498	193,093
Ansell, Ltd.	5,021	92,669
BC Iron, Ltd.	5,722	26,517
Cardno, Ltd.	5,076	31,273
Challenger, Ltd.	8,444	46,746
Commonwealth Property Office Fund REIT	55,172	61,332
CSL, Ltd.	4,090	251,839
Insurance Australia Group, Ltd.	20,581	106,953
Iress, Ltd.	3,160	26,635
JB Hi-Fi, Ltd.	2,400	46,074
Platinum Asset Management, Ltd.	9,129	56,162
Recall Holdings, Ltd. (a)	676	2,451
Sonic Healthcare, Ltd.	2,187	32,377
Spark Infrastructure Group	19,089	27,697
Telstra Corp., Ltd.	54,626	256,072
Westfield Group REIT	16,087	144,934
Westfield Retail Trust REIT	8,526	22,610
Woolworths, Ltd.	7,117	215,109
		1,673,557

Austria | 0.1%
OMV AG	589	28,190
Voestalpine AG	1,108	53,243
		81,433

Belgium | 2.2%
Anheuser-Busch InBev NV Sponsored ADR	18,485	1,967,913
Belgacom SA	3,679	108,841
bpost SA	4,103	80,208
Telenet Group Holding NV	1,339	79,900
		2,236,862

Bermuda | 0.5%
Axis Capital Holdings, Ltd.	1,155	54,943
Everest Re Group, Ltd.	1,366	212,919
PartnerRe, Ltd.	1,303	137,375
RenaissanceRe Holdings, Ltd.	504	49,059
		454,296
Description	Shares	Value

Canada | 1.6%
Bank of Montreal	2,010	$133,987
Bell Aliant, Inc.	1,450	36,487
Canadian Apartment Properties REIT	1,039	20,785
Canadian National Railway Co.	1,502	85,631
Cineplex, Inc.	2,062	85,528
Constellation Software, Inc.	113	23,934
Davis & Henderson Corp.	5,196	145,718
Genworth MI Canada, Inc.	866	29,863
Imperial Oil, Ltd.	2,660	117,794
Magna International, Inc.	705	57,807
Methanex Corp.	865	51,155
Metro, Inc.	1,867	114,067
Open Text Corp.	1,558	143,311
Progressive Waste Solutions, Ltd.	3,335	82,476
Rogers Communications, Inc., Class B	3,868	175,038
Saputo, Inc.	624	28,426
Shaw Communications, Inc., Class B	3,483	84,759
Tim Hortons, Inc.	3,476	202,850
		1,619,616

Colombia | 0.0%
Pacific Rubiales Energy Corp.	1,514	26,140

Denmark | 2.0%
Chr. Hansen Holding A/S	874	34,716
Coloplast A/S, Class B	2,428	160,740
Novo Nordisk A/S Sponsored ADR	8,470	1,564,917
Novo Nordisk A/S, Class B	954	174,870
Novozymes A/S, B Shares	1,501	63,359
		1,998,602

Finland | 1.4%
Kone Oyj, Class B	438	19,764
Sampo Oyj, A Shares ADR	57,495	1,417,827
		1,437,591

France | 0.0%
Total SA	603	36,940

Germany | 2.5%
Bayerische Motoren Werke AG ADR	25,425	1,002,508
Continental AG Sponsored ADR	21,095	937,040
Hugo Boss AG	219	31,182
Sky Deutschland AG ADR	48,790	539,617
		2,510,347

The accompanying notes are an integral part of these financial statements.

Annual Report	23

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Hong Kong | 0.7%
Cheung Kong Holdings, Ltd.	6,000	$94,786
Hang Seng Bank, Ltd.	14,800	240,104
Hopewell Holdings, Ltd.	5,000	16,958
MTR Corp., Ltd.	7,500	28,388
Power Assets Holdings, Ltd.	4,000	31,828
Swire Pacific, Ltd., Class A	7,000	82,283
The Link REIT	25,000	121,546
The Wharf Holdings, Ltd.	2,000	15,269
Yue Yuen Industrial Holdings, Ltd.	17,500	58,451
		689,613

Ireland | 1.9%
DCC PLC	1,038	51,033
Eaton Corp. PLC	13,275	1,010,493
Experian PLC Sponsored ADR	36,090	665,139
Greencore Group PLC	9,534	35,207
Ryanair Holdings PLC Sponsored ADR (a)	3,577	167,869
		1,929,741

Israel | 0.3%
Bank Hapoalim BM	7,331	41,068
Bank Leumi Le-Israel BM (a)	34,874	142,429
Israel Discount Bank, Ltd., Class A (a)	72,455	138,295
		321,792

Italy | 0.0%
Recordati S.p.A.	1,788	25,729

Japan | 5.1%
ANA Holdings, Inc.	42,000	83,753
AOKI Holdings, Inc.	2,600	45,033
Asahi Kasei Corp.	6,000	46,947
Astellas Pharma, Inc.	800	47,327
Bridgestone Corp.	1,000	37,793
Coca-Cola East Japan Co., Ltd.	4,600	95,486
Daito Trust Construction Co., Ltd.	500	46,672
Daiwa House Industry Co., Ltd. ADR	7,320	1,421,397
Dowa Holdings Co., Ltd.	4,000	39,047
East Japan Railway Co.	700	55,702
Fuji Heavy Industries, Ltd.	1,000	28,630
Hanwa Co., Ltd.	7,000	37,423
Hogy Medical Co., Ltd.	500	26,303
Japan Airlines Co., Ltd.	700	34,498
Kewpie Corp.	1,600	22,197
Mitsubishi Estate Co., Ltd. ADR	48,388	1,458,414

Description	Shares	Value

Nippon Suisan Kaisha, Ltd. (a)	19,600	$44,482
Otsuka Corp.	200	25,468
Ryobi, Ltd.	7,000	28,117
Sawai Pharmaceutical Co., Ltd.	700	45,200
Sumitomo Mitsui Trust Holdings, Inc. Sponsored ADR	205,140	1,085,191
Taikisha, Ltd.	1,700	37,726
The Iyo Bank, Ltd.	2,000	19,580
Tokyo Seimitsu Co., Ltd.	2,000	42,028
Toyota Tsusho Corp.	1,200	29,661
Wacoal Holdings Corp.	5,000	50,850
West Japan Railway Co.	3,900	168,873
		5,103,798

Netherlands | 0.1%
Gemalto NV	400	44,028

New Zealand | 0.4%
Fisher & Paykel Healthcare Corp., Ltd., Class C	22,640	71,684
Fletcher Building, Ltd.	3,069	21,479
Ryman Healthcare, Ltd.	10,785	69,626
Sky Network Television, Ltd.	50,571	242,883
Telecom Corp. of New Zealand, Ltd.	15,176	28,768
		434,440

Norway | 0.2%
DNO International ASA (a)	11,923	47,572
Opera Software ASA	5,316	72,702
Statoil ASA	2,240	54,289
Telenor ASA	1,148	27,369
		201,932

Portugal | 0.1%
Sonae SGPS SA	42,922	61,941
ZON Optimus SGPS SA	3,570	26,521
		88,462

Singapore | 0.3%
Avago Technologies, Ltd.	1,638	86,634
ComfortDelGro Corp., Ltd.	74,000	117,865
M1, Ltd.	26,000	67,372
Singapore Exchange, Ltd.	12,000	69,036
		340,907

Spain | 0.1%
Amadeus IT Holding SA, A Shares	780	33,377
Corporacion Financiera Alba SA	150	8,770
Grifols SA, Class B	12	427
		42,574

The accompanying notes are an integral part of these financial statements.

24	Annual Report

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Sweden | 1.8%
Assa Abloy AB ADR	58,405	$1,544,812
Axis Communications AB	777	27,036
Betsson AB	2,196	69,651
Hennes & Mauritz AB, B Shares	2,146	98,828
Loomis AB, B Shares	670	15,886
Meda AB	2,131	27,036
		1,783,249

Switzerland | 2.3%
Novartis AG ADR	17,485	1,405,444
Panalpina Welttransport Holding AG ADR (a)	17,540	600,219
Roche Holding AG	129	36,037
Swisscom AG	385	203,236
		2,244,936

United Kingdom | 4.4%
Admiral Group PLC	5,666	122,912
Berendsen PLC	4,658	72,236
BG Group PLC	3,784	81,303
BP PLC	12,795	103,407
British American Tobacco PLC	823	44,129
British Sky Broadcasting Group PLC	16,204	226,471
Britvic PLC	3,224	36,971
BT Group PLC	4,243	26,657
Centrica PLC	43,474	250,312
GlaxoSmithKline PLC	8,044	214,659
IG Group Holdings PLC	4,499	45,893
International Consolidated Airlines Group SA Sponsored ADR (a)	32,640	1,095,072
ITV PLC	10,993	35,316
Kentz Corp., Ltd.	3,137	32,830
Next PLC	1,570	141,691
Rexam PLC Sponsored ADR	19,223	849,849
Shire PLC	2,444	115,425
SSE PLC	8,391	190,363
Vodafone Group PLC Sponsored ADR	17,085	671,611
		4,357,107

United States | 50.2%
3M Co.	466	65,356
Abbott Laboratories	1,521	58,300
Alliant Techsystems, Inc.	272	33,097
Amdocs, Ltd.	442	18,228
American Express Co.	20,675	1,875,843
AmerisourceBergen Corp.	760	53,436
Description	Shares	Value

Amgen, Inc.	430	$49,089
Apple, Inc.	5,317	2,983,422
AT&T, Inc.	7,182	252,519
AutoZone, Inc. (a)	1,810	865,071
Baxter International, Inc.	1,342	93,336
Bristol-Myers Squibb Co.	13,950	741,442
CBOE Holdings, Inc.	1,537	79,862
Chevron Corp.	17,865	2,231,517
Citigroup, Inc.	41,085	2,140,939
CMS Energy Corp.	2,145	57,422
Comcast Corp., Class A	20,650	1,030,022
ConocoPhillips	1,355	95,731
Consol Energy, Inc.	29,055	1,105,252
Credit Acceptance Corp. (a)	174	22,618
CVS Caremark Corp.	17,480	1,251,044
Dollar Tree, Inc. (a)	1,780	100,428
Dover Corp.	7,835	756,391
Dr Pepper Snapple Group, Inc.	512	24,945
DSW, Inc., Class A	1,283	54,823
Eastman Chemical Co.	10,850	875,595
Edison International	1,416	65,561
Eli Lilly & Co.	3,613	184,263
EMC Corp.	38,945	979,467
Entergy Corp.	1,206	76,304
Exelon Corp.	1,984	54,342
Exxon Mobil Corp.	415	41,998
General Mills, Inc.	1,946	97,125
Google, Inc., Class A (a)	1,455	1,630,633
Hewlett-Packard Co.	908	25,406
Honeywell International, Inc.	21,505	1,964,912
Intel Corp.	39,156	1,016,490
IntercontinentalExchange Group, Inc.	3,617	813,536
International Business Machines Corp.	461	86,470
Intuit, Inc.	840	64,109
Jack in the Box, Inc. (a)	701	35,064
Johnson & Johnson	2,661	243,721
Joy Global, Inc.	13,260	775,577
Kellogg Co.	420	25,649
Kimberly-Clark Corp.	2,339	244,332
Laboratory Corp. of America Holdings (a)	813	74,284
Lockheed Martin Corp.	1,748	259,858
Lorillard, Inc.	607	30,763
M&T Bank Corp.	190	22,120
Macy’s, Inc.	15,045	803,403
MasterCard, Inc., Class A	1,661	1,387,699
McDonald’s Corp.	2,574	249,755

The accompanying notes are an integral part of these financial statements.

Annual Report	25

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

McKesson Corp.	9,879	$1,594,471
Microsoft Corp.	3,577	133,887
Molson Coors Brewing Co., Class B	19,771	1,110,142
Monsanto Co.	6,650	775,057
Murphy Oil Corp.	1,529	99,201
Mylan, Inc. (a)	1,323	57,418
Newmont Mining Corp.	1,623	37,378
NIKE, Inc.	1,031	81,078
Northrop Grumman Corp.	569	65,213
Peabody Energy Corp.	38,515	752,198
PepsiCo, Inc.	322	26,707
Perrigo Co. PLC	204	31,306
PetSmart, Inc.	492	35,793
Pfizer, Inc.	53,238	1,630,680
PG&E Corp.	2,131	85,837
Portfolio Recovery Associates, Inc. (a)	633	33,448
Praxair, Inc.	260	33,808
Qualcomm, Inc.	15,722	1,167,358
Raytheon Co.	1,490	135,143
Realogy Holdings Corp. (a)	8,435	417,279
ResMed, Inc.	968	45,573
Reynolds American, Inc.	1,701	85,033
Rockwell Collins, Inc.	358	26,463
Ross Stores, Inc.	11,788	883,275
Sanderson Farms, Inc.	407	29,438
Schlumberger, Ltd.	14,130	1,273,254
Silgan Holdings, Inc.	522	25,066
Synopsys, Inc. (a)	3,915	158,832
The Hartford Financial Services Group, Inc.	40,465	1,466,047
The Hershey Co.	1,119	108,800
The Home Depot, Inc.	429	35,324
The Kroger Co.	4,969	196,425
The Sherwin-Williams Co.	213	39,085
The Southern Co.	1,684	69,229
The TJX Cos., Inc.	3,892	248,037
TIBCO Software, Inc. (a)	13,215	297,073
Time Warner Cable, Inc.	406	55,013
Tyson Foods, Inc., Class A	2,512	84,051
United Technologies Corp.	14,520	1,652,376
UnitedHealth Group, Inc.	14,845	1,117,828
US Bancorp	772	31,189
Verizon Communications, Inc.	1,971	96,855
Vertex Pharmaceuticals, Inc. (a)	10,270	763,061
Description	Shares	Value

Viacom, Inc., Class B	21,268	$1,857,547
Visa, Inc., Class A	7,763	1,728,665
Wal-Mart Stores, Inc.	1,363	107,254
Wisconsin Energy Corp.	1,928	79,704
Xcel Energy, Inc.	8,767	244,950
Yum! Brands, Inc.	945	71,451
Zoetis, Inc.	22,300	728,987
		50,077,856

Total Common Stocks (Identified cost $70,601,121)		79,761,548

Description	Security Currency	Principal Amount (000)	Value

Corporate Bonds | 5.3%

Australia | 0.3%
Mercedes-Benz Australia/Pacific Property, Ltd.,
4.500%, 05/18/15	AUD	176	$159,634
Telstra Corp., Ltd.,
6.250%, 04/15/15	AUD	165	152,979
			312,613

Canada | 0.4%
Shaw Communications, Inc.,
5.650%, 10/01/19	CAD	110	113,822
Suncor Energy, Inc.,
6.100%, 06/01/18	USD	135	156,054
Wells Fargo Financial Canada Corp.,
2.774%, 02/09/17	CAD	160	153,510
			423,386

Chile | 0.2%
Codelco, Inc.,
3.750%, 11/04/20	USD	200	199,923

France | 0.4%
Electricite de France SA,
5.000%, 02/05/18	EUR	50	78,610
Orange SA:
4.750%, 02/21/17	EUR	115	174,883
5.375%, 07/08/19	USD	140	156,133
			409,626

Italy | 0.1%
Atlantia S.p.A.,
3.375%, 09/18/17	EUR	50	72,552

The accompanying notes are an integral part of these financial statements.

26	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Netherlands | 0.3%
BMW Finance NV,
3.375%, 12/14/18	GBP	75	$128,734
Volkswagen International Finance NV,
1.000%, 10/26/16	EUR	95	131,071
			259,805

Norway | 0.1%
Statoil ASA,
2.450%, 01/17/23	USD	145	132,169

Singapore | 0.3%
Temasek Financial I, Ltd.,
4.300%, 10/25/19	USD	250	272,550

United Kingdom | 1.2%
Barclays Bank PLC,
5.125%, 01/08/20	USD	115	127,516
BG Energy Capital PLC,
5.125%, 12/01/25	GBP	100	179,144
National Grid PLC,
6.125%, 04/15/14	GBP	100	167,883
Network Rail Infrastructure Finance PLC,
4.400%, 03/06/16	CAD	300	298,955
Rolls-Royce PLC,
6.750%, 04/30/19	GBP	50	98,298
SSE PLC,
5.000%, 10/01/18	GBP	100	183,094
Tesco PLC,
6.125%, 02/24/22	GBP	100	187,565
			1,242,455

United States | 2.0%
American Express Credit Corp.,
2.375%, 03/24/17	USD	130	133,624
Apple, Inc.,
2.400%, 05/03/23	USD	200	179,842
BMW US Capital LLC,
2.375%, 12/04/15	NOK	310	51,287
Citigroup, Inc.,
4.450%, 01/10/17	USD	110	119,218
Coca-Cola Enterprises, Inc.,
2.000%, 12/05/19	EUR	200	271,560
Description	Security Currency	Principal Amount (000)	Value

Energizer Holdings, Inc.,
4.700%, 05/19/21	USD	55	$55,558
General Electric Capital Corp.:
6.500%, 09/28/15	NZD	20	17,015
5.500%, 02/01/17	NZD	170	142,675
Goldman Sachs Group, Inc.,
6.250%, 09/01/17	USD	85	97,313
JPMorgan Chase & Co.:
1.625%, 05/15/18	USD	140	137,088
3.875%, 09/23/20	EUR	100	150,947
Marathon Oil Corp.,
2.800%, 11/01/22	USD	180	165,889
Nestle Holdings, Inc.,
2.500%, 07/10/17	NOK	350	58,170
Starbucks Corp.,
6.250%, 08/15/17	USD	150	174,780
Valero Energy Corp.,
6.125%, 02/01/20	USD	120	137,067
Yum! Brands, Inc.,
3.750%, 11/01/21	USD	65	64,320
			1,956,353

Total Corporate Bonds (Identified cost $5,361,406)			5,281,432

Foreign Government Obligations | 10.3%

Australia | 1.0%
New South Wales Treasury Corp.,
5.000%, 02/25/39	GBP	50	94,795
Queensland Treasury Corp.,
5.500%, 06/21/21	AUD	340	323,752
Treasury Corp. of Victoria,
4.750%, 10/15/14	AUD	100	90,855
Western Australian Treasury Corp.,
3.000%, 06/08/16	AUD	595	530,444
			1,039,846

Austria | 0.3%
Republic of Austria,
3.900%, 07/15/20	EUR	170	267,258

Bahamas | 0.3%
Commonwealth of Bahamas,
6.950%, 11/20/29	USD	245	267,050

The accompanying notes are an integral part of these financial statements.

Annual Report	27

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Belgium | 0.6%
Belgium Kingdom,
4.250%, 09/28/22	EUR	355	$559,905

Bermuda | 0.3%
Government of Bermuda,
5.603%, 07/20/20	USD	320	344,000

Brazil | 0.3%
Federal Republic of Brazil:
11.000%, 06/26/17	EUR	70	124,129
2.625%, 01/05/23	USD	200	172,000
			296,129

Canada | 2.0%
Province of Alberta,
4.000%, 12/01/19	CAD	500	508,600
Province of British Columbia,
3.700%, 12/18/20	CAD	395	393,208
Province of Ontario,
6.250%, 06/16/15	NZD	355	300,855
Province of Quebec:
4.500%, 12/01/17	CAD	520	534,304
3.500%, 07/29/20	USD	270	280,287
			2,017,254

Czech Republic | 0.4%
Czech Republic,
5.000%, 06/11/18	EUR	232	372,239

Denmark | 0.1%
Kommunekredit,
2.000%, 01/01/18	DKK	680	128,712

France | 0.9%
Government of France:
3.500%, 04/25/20	EUR	225	345,160
4.250%, 10/25/23	EUR	345	548,946
			894,106

Israel | 0.4%
Israel Fixed Government Bond,
5.500%, 01/31/22	ILS	1,250	414,270
Description	Security Currency	Principal Amount (000)	Value

Mexico | 0.9%
Mexican Bonos:
7.750%, 12/14/17	MXN	3,140	$263,624
6.500%, 06/10/21	MXN	4,400	345,747
United Mexican States,
6.750%, 02/06/24	GBP	160	324,566
			933,937

Netherlands | 0.4%
Netherlands Government Bond,
2.500%, 01/15/33	EUR	280	365,998

Norway | 0.3%
Oslo Kommune,
3.550%, 02/12/21	NOK	2,000	335,116

Panama | 0.2%
Republic of Panama,
5.200%, 01/30/20	USD	150	163,313

Poland | 1.2%
Poland Government Bond,
3.750%, 04/25/18	PLN	1,220	406,900
Republic of Poland:
5.625%, 06/20/18	EUR	265	435,285
6.375%, 07/15/19	USD	303	354,131
			1,196,316

Slovakia | 0.2%
Slovak Republic,
4.375%, 05/21/22	USD	200	206,384

South Africa | 0.1%
Republic of South Africa,
4.500%, 04/05/16	EUR	50	73,057

Sweden | 0.2%
Svensk Exportkredit AB,
7.625%, 06/30/14	NZD	230	192,828

United Kingdom | 0.2%
United Kingdom Treasury,
4.250%, 12/07/27	GBP	100	181,283

Total Foreign Government Obligations (Identified cost $10,312,497)			10,249,001

The accompanying notes are an integral part of these financial statements.

28	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Quasi Government Bonds | 1.1%

Canada | 0.4%
Export Development Canada,
5.100%, 06/02/14	CAD	135	$129,219
Hydro-Quebec,
9.625%, 07/15/22	CAD	110	150,717
Ontario Electricity Financial Corp.,
10.125%, 10/15/21	CAD	110	152,544
			432,480

Germany | 0.4%
KfW:
4.000%, 12/15/14	NOK	860	144,789
2.875%, 10/12/16	NOK	980	164,772
Landeskreditbank Baden-Wuerttemberg Foerderbank,
3.000%, 05/22/17	NOK	280	47,074
			356,635

Netherlands | 0.3%
Bank Nederlandse Gemeenten,
2.500%, 01/23/23	USD	320	293,923

Total Quasi Government Bonds (Identified cost $1,135,630)			1,083,038

Supranationals | 0.8%
Asian Development Bank,
3.375%, 05/20/14	NOK	850	140,916
Corporacion Andina de Fomento,
8.125%, 06/04/19	USD	236	285,736
Inter-American Development Bank,
6.000%, 12/15/17	NZD	275	234,521
International Bank for Reconstruction & Development,
4.250%, 01/28/15	CLP	75,000	142,706

Total Supranationals (Identified cost $836,263)			803,879
Description	Security Currency	Principal Amount (000)	Value

US Municipal Bonds | 0.4%

New Jersey | 0.1%
New Jersey State Transportation Trust Fund Authority Build America Bonds Series C,
5.754%, 12/15/28	USD	100	$109,499

Pennsylvania | 0.1%
Pennsylvania State Build America Bonds Third Series B,
5.850%, 07/15/30	USD	50	53,789

Texas | 0.1%
Texas State Build America Bonds Series A,
4.123%, 04/01/25	USD	100	99,654

Utah | 0.1%
Utah State Build America Bonds Series B,
3.539%, 07/01/25	USD	150	146,994

Total US Municipal Bonds (Identified cost $427,587)			409,936

Description	Shares	Value

Short-Term Investment | 2.9%
State Street Institutional Treasury Money Market Fund (Identified cost $2,904,154)	2,904,154	$2,904,154

Total Investments | 100.7% (Identified cost $91,578,658) (c), (f)		$100,492,988

Liabilities in Excess of Cash and Other Assets | (0.7)%		(733,032)

Net Assets | 100.0%		$99,759,956

The accompanying notes are an integral part of these financial statements.

Annual Report	29

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Forward Currency Contracts open at December 31, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
AUD	CAN	02/20/14	40,597	$36,000	$36,135	$135	$—
AUD	CAN	02/20/14	74,438	66,767	66,256	—	511
CAD	RBC	02/20/14	47,825	45,000	44,969	—	31
CAD	SSB	01/08/14	41,373	38,789	38,943	154	—
CHF	CIT	02/20/14	95,260	104,007	106,827	2,820	—
CHF	HSB	01/08/14	31,911	35,322	35,773	451	—
EUR	CIT	02/20/14	185,999	256,000	255,874	—	126
EUR	CIT	02/20/14	605,542	813,388	833,028	19,640	—
EUR	HSB	01/08/14	42,574	57,886	58,569	683	—
EUR	SSB	01/08/14	90,947	123,677	125,115	1,438	—
GBP	HSB	02/20/14	67,038	109,000	110,974	1,974	—
JPY	CIT	02/20/14	13,130,880	128,000	124,715	—	3,285
JPY	CIT	02/20/14	274,030,364	2,759,102	2,602,687	—	156,415
JPY	HSB	01/08/14	29,960,746	292,860	284,502	—	8,358
MXN	HSB	02/20/14	2,240,806	170,136	170,956	820	—
NOK	HSB	02/20/14	104,374	17,075	17,178	103	—
NZD	CAN	02/20/14	54,620	45,000	44,776	—	224
SEK	SSB	02/20/14	629,785	94,493	97,835	3,342	—
SGD	SSB	02/20/14	9,125	7,308	7,231	—	77
Total Forward Currency Purchase Contracts				$5,199,810	$5,062,343	$31,560	$169,027

Forward Currency Sale Contracts
AUD	CAN	02/20/14	52,497	$47,602	$46,727	$875	$—
AUD	CAN	02/20/14	1,020,673	944,990	908,488	36,502	—
AUD	HSB	01/08/14	804,620	731,956	718,210	13,746	—
AUD	SSB	01/08/14	25,085	22,383	22,391	—	8
AUD	SSB	01/08/14	821,592	747,615	733,359	14,256	—
CAD	CIT	01/08/14	1,291,248	1,210,888	1,215,405	—	4,517
CAD	HSB	01/08/14	184,921	173,395	174,059	—	664
CAD	RBC	02/20/14	2,140,496	2,039,373	2,012,672	26,701	—
CHF	SSB	01/08/14	362,244	401,130	406,088	—	4,958
DKK	CSF	02/20/14	524,622	94,332	96,781	—	2,449
DKK	HSB	01/08/14	603,883	110,124	111,365	—	1,241
DKK	SSB	01/08/14	1,588,242	289,737	292,896	—	3,159
EUR	CIT	01/08/14	520,967	708,511	716,693	—	8,182
EUR	CIT	02/20/14	98,347	134,541	135,293	—	752
EUR	CIT	02/20/14	111,206	151,903	152,983	—	1,080
EUR	CIT	02/20/14	234,646	319,329	322,797	—	3,468
EUR	CIT	02/20/14	259,388	348,420	356,833	—	8,413
GBP	HSB	01/08/14	104,060	170,624	172,312	—	1,688
GBP	HSB	02/20/14	57,323	91,694	94,893	—	3,199
GBP	HSB	02/20/14	84,410	138,169	139,733	—	1,564
GBP	HSB	02/20/14	111,194	181,897	184,071	—	2,174

The accompanying notes are an integral part of these financial statements.

30	Annual Report

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (concluded)

Forward Currency Contracts open at December 31, 2013 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
GBP	SSB	01/08/14	779,531	$1,278,774	$1,290,822	$—	$12,048
HKD	HSB	01/08/14	3,345,931	431,613	431,495	118	—
HKD	SSB	01/08/14	1,337,359	172,520	172,467	53	—
ILS	HSB	01/08/14	504,288	143,231	145,230	—	1,999
JPY	CIT	02/20/14	29,117,487	293,172	276,552	16,620	—
JPY	CIT	02/20/14	39,617,416	385,800	376,278	9,522	—
JPY	CIT	02/20/14	41,630,204	400,100	395,396	4,704	—
JPY	SSB	01/08/14	109,435,919	1,069,640	1,039,184	30,456	—
MXN	HSB	02/20/14	1,914,644	147,000	146,073	927	—
MXN	HSB	02/20/14	5,461,850	414,699	416,697	—	1,998
NOK	HSB	01/08/14	193,420	31,684	31,883	—	199
NOK	HSB	02/20/14	5,787,843	932,499	952,551	—	20,052
NOK	SSB	01/08/14	505,990	82,931	83,408	—	477
NZD	CAN	02/20/14	920,210	755,217	754,365	852	—
NZD	HSB	01/08/14	295,355	242,921	242,866	55	—
NZD	SSB	01/08/14	125,660	103,432	103,329	103	—
PLN	HSB	02/20/14	310,941	101,935	102,616	—	681
PLN	HSB	02/20/14	631,410	200,728	208,376	—	7,648
SEK	HSB	01/08/14	139,892	21,474	21,748	—	274
SEK	SSB	01/08/14	273,382	41,981	42,500	—	519
SGD	HSB	01/08/14	105,717	84,366	83,772	594	—
SGD	SSB	01/08/14	72,789	58,096	57,680	416	—
Total Forward Currency Sale Contracts				$16,452,426	$16,389,337	156,500	93,411
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$188,060	$262,438

The accompanying notes are an integral part of these financial statements.

Annual Report	31

Lazard Retirement Series, Inc. Notes to Portfolios of Investments December 31, 2013

(a)	Non-income producing security.

(b)	Private placements.

(c)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

US Strategic Equity	$7,445,438	$1,692,456	$154,114	$1,538,342
US Small-Mid Cap Equity	48,413,147	11,658,396	1,097,764	10,560,632
International Equity	527,038,282	178,604,358	5,439,025	173,165,333
Emerging Markets Equity	1,058,854,825	141,325,360	99,202,013	42,123,347
Multi-Asset Targeted Volatility	91,638,872	9,519,658	665,542	8,854,116

(d)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy — see Note 8.

(e)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2013, these securities amounted to 1.9% of net assets of Emerging Markets Equity Portfolio, and are considered to be liquid.

(f)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

Currency Abbreviations:
AUD	—	Australian Dollar	JPY	—	Japanese Yen
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	NOK	—	Norwegian Krone
CLP	—	Chilean Peso	NZD	—	New Zealand Dollar
DKK	—	Danish Krone	PLN	—	Polish Zloty
EUR	—	Euro	SEK	—	Swedish Krona
GBP	—	British Pound Sterling	SGD	—	Singapore Dollar
HKD	—	Hong Kong Dollar	USD	—	United States Dollar
ILS	—	Israeli Shekel

Counterparty Abbreviations:
CAN	—	Canadian Imperial Bank of Commerce	HSB	—	HSBC Bank USA
CIT	—	Citibank NA	RBC	—	Royal Bank of Canada
CSF	—	Credit Suisse Group AG	SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

32	Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Multi- Asset Targeted Volatility Portfolio

Aerospace & Defense	—%	—%	0.3%
Agriculture	—	—	0.8
Alcohol & Tobacco	8.7	4.2	3.3
Automotive	4.1	0.7	2.4
Banking	9.6	21.5	2.3
Cable Television	—	—	2.3
Chemicals	—	0.8	1.1
Commercial Services	—	4.6	1.6
Computer Software	—	3.2	0.7
Construction & Engineering	—	1.1	0.1
Consumer Products	2.2	—	0.1
Diversified	2.0	1.3	—
Electric	2.0	—	1.7
Energy Exploration & Production	—	6.0	0.6
Energy Integrated	5.0	4.1	4.8
Energy Services	0.7	—	1.4
Financial Services	4.4	3.6	10.1
Food & Beverages	—	0.7	1.1
Forest & Paper Products	2.2	0.9	1.3
Gas Utilities	—	—	0.3
Health Services	—	—	1.3
Household & Personal Products	1.6	2.8	—
Housing	5.2	1.1	1.5
Insurance	6.7	3.1	3.7
Leisure & Entertainment	8.0	2.6	2.7
Manufacturing	5.1	4.0	8.4
Medical Products	—	—	1.7
Metals & Mining	1.6	3.1	0.4
Pharmaceutical & Biotechnology	11.1	—	8.8
Real Estate	—	—	2.0
Restaurants	—	—	0.1
Retail	5.6	5.1	5.6
Semiconductors & Components	1.1	7.2	1.1
Technology	3.6	1.8	1.7
Technology Hardware	—	1.2	5.6
Telecommunications	2.9	11.2	2.5
Transportation	3.8	1.9	2.9
Subtotal	97.2	97.8	86.3
Foreign Government Obligations	—	—	10.3
Supranationals	—	—	0.8
US Municipal Bonds	—	—	0.4
Short-Term Investments	4.4	1.7	2.9
Total Investments	101.6%	99.5%	100.7%

The accompanying notes are an integral part of these financial statements.

Annual Report	33

Lazard Retirement Series, Inc. Statements of Assets and Liabilities

December 31, 2013	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

ASSETS
Investments in securities, at value	$8,983,780	$58,973,779
Foreign currency	—	—
Receivables for:
Capital stock sold	8,347	55,562
Investments sold	10,671	288,978
Dividends and interest	11,026	24,484
Amount due from Investment Manager (Note 3)	4,457	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	9,018,281	59,342,803

LIABILITIES
Payables for:
Management fees	—	27,936
Accrued distribution fees	1,823	12,072
Accrued directors’ fees	13	87
Capital stock redeemed	41,464	134,085
Investments purchased	16,985	221,981
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	14,143	24,076
Total liabilities	74,428	420,237
Net assets	$8,943,853	$58,922,566

NET ASSETS
Paid in capital	$7,316,383	$44,046,986
Undistributed net investment income	12,902	—
Accumulated net realized gain (loss)	53,443	4,065,441
Net unrealized appreciation (depreciation) on:
Investments	1,561,125	10,810,139
Foreign currency and forward currency contracts	—	—
Net assets	$8,943,853	$58,922,566

Service Shares
Net assets	$8,943,853	$58,922,566
Shares of capital stock outstanding*	743,845	6,761,491
Net asset value, offering and redemption price per share	$12.02	$8.71

Investor Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—

Cost of investments in securities	$7,422,655	$48,163,640
Cost of foreign currency	—	—

*	$0.001 par value 1,550,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

34	Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Multi-Asset Targeted Volatility Portfolio

$700,203,615	$1,100,978,172	$100,492,988
152,418	139,281	2,729

598,566	8,715,585	704,240
24,801	1,309,176	22,399
1,119,434	98,340	349,945
—	—	—
—	—	188,060
702,098,834	1,111,240,554	101,760,361

432,347	924,988	11,124
144,116	175,827	19,931
1,045	1,720	125
11,666,970	2,032,296	708,352
246,649	1,251,898	941,705
—	—	262,438
95,408	290,399	56,730
12,586,535	4,677,128	2,000,405
$689,512,299	$1,106,563,426	$99,759,956

$556,964,441	$1,061,598,838	$90,253,749
1,751,240	470	74,795
(44,530,545)	(921,533)	588,154

175,297,440	45,886,371	8,914,330
29,723	(720)	(71,072)
$689,512,299	$1,106,563,426	$99,759,956

$689,512,299	$846,233,386	$99,759,956
52,011,272	39,349,938	8,108,458
$13.26	$21.51	$12.30

—	$260,330,040	—
—	12,235,116	—
—	$21.28	—

$524,906,175	$1,055,034,290	$91,578,658
$152,976	$140,322	$2,722

Annual Report	35

Lazard Retirement Series, Inc. Statements of Operations

For the Year Ended December 31, 2013	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

Investment Income (Loss)

Income
Dividends	$153,446	$485,685
Interest	3	—
Total investment income*	153,449	485,685

Expenses
Management fees (Note 3)	54,461	394,575
Distribution fees (Service Shares)	19,471	131,747
Custodian fees	46,953	55,405
Administration fees	44,057	53,023
Shareholders’ reports	10,399	17,568
Professional services	31,896	36,309
Shareholders’ services	14,446	16,299
Directors’ fees and expenses	235	1,587
Amortization of offering costs (Note 2(f))	—	—
Other	2,529	3,771
Total gross expenses	224,447	710,284
Management fees waived and expenses reimbursed	(127,896)	(52,658)
Administration fees waived	(18,750)	—
Total net expenses	77,801	657,626
Net investment income (loss)	75,648	(171,941)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	1,038,192	9,224,221
Foreign currency and forward currency contracts	—	—
Net change in unrealized appreciation (depreciation) on:
Investments**	806,555	6,727,138
Foreign currency and forward currency contracts	—	—
Net realized and unrealized gain (loss) on investments,
foreign currency and forward currency contracts	1,844,747	15,951,359
Net increase (decrease) in net assets resulting from operations	$1,920,395	$15,779,418
* Net of foreign withholding taxes of	$—	$298
** Includes net change in unrealized foreign capital gains taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

36	Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Multi-Asset Targeted Volatility Portfolio

$15,967,031	$29,365,616	$861,277
62	352	331,162
15,967,093	29,365,968	1,192,439

4,789,419	10,444,390	492,616
1,597,529	1,935,589	146,019
204,720	736,568	175,168
170,218	246,260	54,092
85,662	138,305	16,983
94,379	135,888	43,018
18,524	36,311	13,535
19,297	31,624	1,703
—	—	32,267
14,667	65,801	10,194
6,994,415	13,770,736	985,595
—	—	(377,067)
—	—	—
6,994,415	13,770,736	608,528
8,972,678	15,595,232	583,911

33,621,657	22,824,018	2,629,072
(401,122)	(274,171)	(323,942)

79,529,919	(49,928,168)	8,019,607
31,805	1,919	61,041

112,782,259	(27,376,402)	10,385,778
$121,754,937	$(11,781,170)	$10,969,689
$1,618,179	$3,746,577	$34,265
$—	$(53,820)	$—

Annual Report	37

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement US Strategic Equity Portfolio		Lazard Retirement US Small-Mid Cap Equity Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$75,648	$74,398	$(171,941)	$(72,699)
Net realized gain on investments, foreign currency and forward currency contracts	1,038,192	624,773	9,224,221	15,334,108
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	806,555	153,516	6,727,138	(1,784,076)
Net increase (decrease) in net assets resulting from operations	1,920,395	852,687	15,779,418	13,477,333

Distributions to shareholders
From net investment income
Service Shares	(74,305)	(74,439)	—	—
Investor Shares	—	—	—	—
From net realized gains
Service Shares	(822,521)	—	(6,742,250)	(13,385,623)
Investor Shares	—	—	—	—
Net decrease in net assets resulting from distributions	(896,826)	(74,439)	(6,742,250)	(13,385,623)

Capital stock transactions
Net proceeds from sales
Service Shares	2,504,958	1,309,054	6,047,006	16,027,344
Investor Shares	—	—	—	—
Net proceeds from reinvestment of distributions
Service Shares	896,825	74,439	6,742,250	13,385,623
Investor Shares	—	—	—	—
Cost of shares redeemed
Service Shares	(2,183,452)	(1,468,248)	(9,881,815)	(163,050,420)
Investor Shares	—	—	—	—
Net increase (decrease) in net assets from capital stock transactions	1,218,331	(84,755)	2,907,441	(133,637,453)
Total increase (decrease) in net assets	2,241,900	693,493	11,944,609	(133,545,743)
Net assets at beginning of period	6,701,953	6,008,460	46,977,957	180,523,700
Net assets at end of period*	$8,943,853	$6,701,953	$58,922,566	$46,977,957
* Includes undistributed (distributions in excess of) net investment income of	$12,902	$14,289	$—	$—
(a) The Portfolio commenced operations on April 30, 2012.

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	642,085	649,088	6,431,142	19,491,128
Shares sold	206,470	132,214	714,413	1,614,498
Shares issued to shareholders from reinvestment of distributions	75,476	7,195	794,734	1,846,293
Shares redeemed	(180,186)	(146,412)	(1,178,798)	(16,520,777)
Net increase (decrease)	101,760	(7,003)	330,349	(13,059,986)
Shares outstanding at end of period	743,845	642,085	6,761,491	6,431,142

Investor Shares
Shares outstanding at beginning of year
Shares sold
Shares issued to shareholders from reinvestment of distributions
Shares redeemed
Net decrease
Shares outstanding at end of year

The accompanying notes are an integral part of these financial statements.

38	Annual Report

Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio		Lazard Retirement Multi-Asset Targeted Volatility Portfolio
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Period Ended December 31, 2012 (a)

$8,972,678	$10,130,174	$15,595,232	$15,586,042	$583,911	$105,073

33,220,535	10,598,203	22,549,847	17,956,514	2,305,130	36,300

79,561,724	87,463,837	(49,926,249)	149,979,704	8,080,648	762,610

121,754,937	108,192,214	(11,781,170)	183,522,260	10,969,689	903,983

(8,528,761)	(9,606,473)	(11,686,440)	(11,326,475)	(282,017)	(8,528)
—	—	(4,351,540)	(4,994,100)	—	—

—	—	(4,863,451)	(8,223,171)	(1,987,390)	(89,530)
—	—	(1,538,429)	(3,170,007)	—	—
(8,528,761)	(9,606,473)	(22,439,860)	(27,713,753)	(2,269,407)	(98,058)

79,163,606	87,375,966	264,286,008	173,094,228	71,373,222	33,033,489
—	—	70,738,953	55,191,482	—	—

8,528,761	9,606,473	16,549,889	19,549,646	2,269,406	98,074
—	—	5,889,970	8,164,107	—	—

(103,842,938)	(117,013,552)	(145,304,148)	(150,059,376)	(12,844,472)	(3,675,970)
—	—	(88,670,602)	(69,143,806)	—	—

(16,150,571)	(20,031,113)	123,490,070	36,796,281	60,798,156	29,455,593
97,075,605	78,554,628	89,269,040	192,604,788	69,498,438	30,261,518
592,436,694	513,882,066	1,017,294,386	824,689,598	30,261,518	—
$689,512,299	$592,436,694	$1,106,563,426	$1,017,294,386	$99,759,956	$30,261,518

$1,751,240	$1,496,937	$470	$(24,941)	$74,795	$80,147

53,294,207	55,098,125	33,061,628	31,012,717	2,870,304	—
6,557,150	8,621,819	12,204,220	8,283,260	6,175,563	3,211,753
667,953	877,788	771,557	898,421	186,629	9,305
(8,508,038)	(11,303,525)	(6,687,467)	(7,132,770)	(1,124,038)	(350,754)
(1,282,935)	(1,803,918)	6,288,310	2,048,911	5,238,154	2,870,304
52,011,272	53,294,207	39,349,938	33,061,628	8,108,458	2,870,304

		12,850,144	13,191,140
		3,251,994	2,612,839
		277,567	379,197
		(4,144,589)	(3,333,032)
		(615,028)	(340,996)
		12,235,116	12,850,144

Annual Report	39

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Service Shares
Net asset value, beginning of year	$10.44	$9.26	$9.18	$8.19	$6.51
Income from investment operations:
Net investment income	0.11	0.12	0.10	0.06	0.06
Net realized and unrealized gain	2.80	1.18	0.08	0.99	1.69
Total from investment operations	2.91	1.30	0.18	1.05	1.75
Less distributions from:
Net investment income	(0.11)	(0.12)	(0.10)	(0.06)	(0.07)
Net realized gains	(1.22)	—	—	—	—
Total distributions	(1.33)	(0.12)	(0.10)	(0.06)	(0.07)
Net asset value, end of year	$12.02	$10.44	$9.26	$9.18	$8.19

Total Return (a)	28.07%	14.01%	1.96%	12.85%	26.84%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$8,944	$6,702	$6,008	$6,172	$5,365
Ratios to average net assets:
Net expenses	1.00%	1.00%	1.00%	1.22%	1.25%
Gross expenses	2.88%	3.23%	3.37%	3.84%	4.67%
Net investment income	0.97%	1.16%	1.04%	0.68%	1.03%
Portfolio turnover rate	66%	59%	50%	55%	79%

LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Service Shares
Net asset value, beginning of year	$7.30	$9.26	$11.04	$9.68	$6.34
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.01)	(0.01)	0.03	(0.01)
Net realized and unrealized gain (loss)	2.53	0.95	(1.01)	2.27	3.35
Total from investment operations	2.50	0.94	(1.02)	2.30	3.34
Less distributions from:
Net investment income	—	—	—	(0.03)	—
Net realized gains	(1.09)	(2.90)	(0.76)	(0.91)	—
Total distributions	(1.09)	(2.90)	(0.76)	(0.94)	—
Net asset value, end of year	$8.71	$7.30	$9.26	$11.04	$9.68

Total Return (a)	35.08%	10.38%	–9.07%	23.72%	52.68%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$58,923	$46,978	$180,524	$146,644	$143,821
Ratios to average net assets:
Net expenses	1.25%	1.20%	1.15%	1.18%	1.25%
Gross expenses	1.35%	1.20%	1.15%	1.18%	1.31%
Net investment income (loss)	–0.33%	–0.06%	–0.16%	0.29%	–0.21%
Portfolio turnover rate	101%	74%	98%	122%	171%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

40	Annual Report

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Service Shares
Net asset value, beginning of year	$11.12	$9.33	$10.28	$9.76	$8.23
Income (loss) from investment operations:
Net investment income	0.17	0.19	0.18	0.12	0.16
Net realized and unrealized gain (loss)	2.13	1.78	(0.93)	0.53	1.60
Total from investment operations	2.30	1.97	(0.75)	0.65	1.76
Less distributions from:
Net investment income	(0.16)	(0.18)	(0.20)	(0.13)	(0.23)
Total distributions	(0.16)	(0.18)	(0.20)	(0.13)	(0.23)
Net asset value, end of year	$13.26	$11.12	$9.33	$10.28	$9.76

Total Return (a)	20.76%	21.11%	–7.27%	6.72%	21.46%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$689,512	$592,437	$513,882	$471,030	$343,467
Ratios to average net assets:
Net expenses	1.10%	1.10%	1.12%	1.14%	1.17%
Gross expenses	1.10%	1.10%	1.12%	1.14%	1.17%
Net investment income	1.41%	1.80%	1.89%	1.41%	1.89%
Portfolio turnover rate	40%	43%	39%	53%	104%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report	41

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Service Shares
Net asset value, beginning of year	$22.22	$18.71	$23.33	$19.23	$11.59
Income (loss) from investment operations:
Net investment income (a)	0.31	0.33	0.44	0.34	0.29
Net realized and unrealized gain (loss)	(0.58)	3.78	(4.64)	4.02	7.80
Total from investment operations	(0.27)	4.11	(4.20)	4.36	8.09
Less distributions from:
Net investment income	(0.31)	(0.35)	(0.42)	(0.26)	(0.45)
Net realized gains	(0.13)	(0.25)	—	—	—
Total distributions	(0.44)	(0.60)	(0.42)	(0.26)	(0.45)
Net asset value, end of year	$21.51	$22.22	$18.71	$23.33	$19.23

Total Return (b)	–1.24%	22.05%	–18.00%	22.69%	69.85%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$846,233	$734,699	$580,370	$581,859	$367,260
Ratios to average net assets:
Net expenses	1.38%	1.39%	1.42%	1.46%	1.56%
Gross expenses	1.38%	1.39%	1.42%	1.46%	1.56%
Net investment income	1.42%	1.57%	2.04%	1.66%	1.86%
Portfolio turnover rate	14%	23%	19%	27%	51%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Investor Shares
Net asset value, beginning of year	$21.99	$18.52	$23.17	$19.13	$11.55
Income (loss) from investment operations:
Net investment income (a)	0.37	0.38	0.50	0.38	0.32
Net realized and unrealized gain (loss)	(0.59)	3.74	(4.62)	4.01	7.79
Total from investment operations	(0.22)	4.12	(4.12)	4.39	8.11
Less distributions from:
Net investment income	(0.36)	(0.40)	(0.53)	(0.35)	(0.53)
Net realized gains	(0.13)	(0.25)	—	—	—
Total distributions	(0.49)	(0.65)	(0.53)	(0.35)	(0.53)
Net asset value, end of year	$21.28	$21.99	$18.52	$23.17	$19.13

Total Return (b)	–1.01%	22.34%	–17.79%	23.05%	70.23%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$260,330	$282,596	$244,320	$339,899	$170,217
Ratios to average net assets:
Net expenses	1.14%	1.14%	1.17%	1.21%	1.31%
Gross expenses	1.14%	1.14%	1.17%	1.21%	1.31%
Net investment income	1.71%	1.85%	2.31%	1.83%	2.03%
Portfolio turnover rate	14%	23%	19%	27%	51%

(a)	Net investment income has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

42	Annual Report

LAZARD RETIREMENT MULTI-ASSET TARGETED VOLATILITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/13	For the Period 4/30/12* to 12/31/12

Service Shares
Net asset value, beginning of period	$10.54	$10.00
Income from investment operations:
Net investment income	0.06	0.03
Net realized and unrealized gain	1.99	0.54
Total from investment operations	2.05	0.57
Less distributions from:
Net investment income	(0.04)	— (c)
Net realized gains	(0.25)	(0.03)
Total distributions	(0.29)	(0.03)
Net asset value, end of period	$12.30	$10.54

Total Return (a)	19.49%	5.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$99,760	$30,262
Ratios to average net assets (b):
Net expenses	1.05%	1.05%
Gross expenses	1.70%	3.80%
Net investment income	1.01%	1.03%
Portfolio turnover rate	62%	45%

*	The Portfolio commenced operations on April 30, 2012.

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.

(b)	Annualized for a period of less than one year.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report	43

Lazard Retirement Series, Inc. Notes to Financial Statements December 31, 2013

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund, which comprise thirteen no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following five Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement US Strategic Equity Portfolio (“US Strategic Equity Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”) and Lazard Retirement Multi-Asset Targeted Volatility Portfolio (“Multi-Asset Targeted Volatility Portfolio”). Each of the other eight Portfolios had not commenced operations as of December 31, 2013.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”).

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

44	Annual Report

The effect of using fair value pricing is that the net asset value of the Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. For the year ended December 31, 2013, only Multi-Asset Targeted Volatility Portfolio traded in fixed-income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

For the year ended December 31, 2013, only Multi-Asset Targeted Volatility Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2013, the following Portfolio had unused realized capital losses which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Expiring 2017	Expiring 2018

International Equity	$35,192,918	$7,205,218

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31,

Annual Report	45

2013, none of the Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2013 and December 31, 2013.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Portfolios’ 2013 tax returns.

(e) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income, if any. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years or periods ended December 31, was as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2013	2012	2013	2012

US Strategic Equity	$142,624	$74,739	$754,202	$—
US Small-Mid Cap Equity	2,520,349	2,214,796	4,221,901	11,170,827
International Equity	8,528,761	9,606,473	—	—
Emerging Markets Equity	15,295,650	16,320,575	7,144,210	11,393,178
Multi-Asset Targeted Volatility	1,892,526	97,978	376,881	80

At December 31, 2013, the components of distributable earnings (including net unrealized appreciation (depreciation)), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation including Foreign Currency

US Strategic Equity	$52,185	$36,942	$1,538,342
US Small-Mid Cap Equity	2,998,671	1,316,277	10,560,632
International Equity	1,750,937	—	173,195,056
Emerging Markets Equity	—	2,899,003	42,065,586
Multi-Asset Targeted Volatility	261,003	427,272	8,851,677

(f) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of

46	Annual Report

Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Strategic Equity	0.70%
US Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00
Multi-Asset Targeted Volatility	0.85

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares

US Strategic Equity	1.00%	N/A
US Small-Mid Cap Equity	1.25	N/A
International Equity	1.25	N/A
Emerging Markets Equity*	1.55	1.30%
Multi-Asset Targeted Volatility	1.05	N/A

*	From January 1, 2013 to April 30, 2013, the expense limitations were 1.60% and 1.35% for Service Shares and Investor Shares, respectively.

During the year ended December 31, 2013, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares
Portfolio	Management Fees waived	Expenses Reimbursed

US Strategic Equity	$54,461	$73,435
US Small-Mid Cap Equity	52,658	—
Multi-Asset Targeted Volatility	377,067	—

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the US Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million. During the year ended December 31, 2013, State Street waived its fees of $18,750 for the Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for six months after a new Portfolio has commenced operations.

Annual Report	47

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

Portfolio	Purchases	Sales

US Strategic Equity	$5,090,201	$4,970,715
US Small-Mid Cap Equity	51,814,471	57,173,074
International Equity	244,121,445	283,943,673
Emerging Markets Equity	232,535,067	137,273,742
Multi-Asset Targeted Volatility	93,120,662	35,071,072

For the year ended December 31, 2013, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Non-US Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolios. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the US and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue to worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to investments denominated in emerging markets currencies.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is

48	Annual Report

significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2013:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2013

US Strategic Equity Portfolio
Common Stocks	$8,597,728	$—	$—	$8,597,728
Preferred Stock*	—	—	—	—
Short-Term Investment	386,052	—	—	386,052
Total	$8,983,780	$—	$—	$8,983,780

US Small-Mid Cap Equity Portfolio
Common Stocks	$57,084,740	$—	$—	$57,084,740
Preferred Stock*	—	—	—	—
Short-Term Investment	1,889,039	—	—	1,889,039
Total	$58,973,779	$—	$—	$58,973,779

International Equity Portfolio
Common Stocks
Thailand	$—	$3,838,786	$—	$3,838,786
Other	666,223,845	—	—	666,223,845
Short-Term Investment	30,140,984	—	—	30,140,984
Total	$696,364,829	$3,838,786	$—	$700,203,615

Emerging Markets Equity Portfolio
Common Stocks
Russia	$60,900,581	$68,979,417	$—	$129,879,998
Thailand	8,764,954	16,137,425	—	24,902,379
Other	927,346,342	—	—	927,346,342
Short-Term Investment	18,849,453	—	—	18,849,453
Total	$1,015,861,330	$85,116,842	$—	$1,100,978,172

Multi-Asset Targeted Volatility Portfolio
Assets:
Common Stocks	$79,761,548	$—	$—	$79,761,548
Corporate Bonds	—	5,281,432	—	5,281,432
Foreign Government Obligations	—	10,249,001	—	10,249,001
Quasi Government Bonds	—	1,083,038	—	1,083,038
Supranationals	—	803,879	—	803,879
US Municipal Bonds	—	409,936	—	409,936
Short-Term Investment	2,904,154	—	—	2,904,154
Other Financial Instruments**
Forward Currency Contracts	—	188,060	—	188,060
Total	$82,665,702	$18,015,346	$—	$100,681,048

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(262,438)	$—	$(262,438)

*	The preferred stock was reported in the Portfolios of Investments at zero market value.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Annual Report	49

Certain common stocks (see footnote (d) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The fixed-income securities included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service.

The fair value measurement process for the Level 3 preferred stock of Better Place, Inc., a company that was working to build the infrastructure to deliver a range of services relating to the use of electric vehicles, including battery charging and swap stations, includes significant unobservable inputs, including the recent bankruptcy filing of the company, which is reflected in its current valuation of zero.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities

(see Note 2(a)), certain equity securities (other than those securities described in footnote (d) in the Notes to Portfolios of Investments) in the International Equity, Emerging Markets Equity and Multi-Asset Targeted Volatility Portfolios were transferred from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. The short-term investments were transferred from Level 2 to Level 1 based on increased reliance on the NAV of an open-end mutual fund as being representative of an active market price. There were no other transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2013. Transfers between levels are recognized at the end of the reporting period.

For further information regarding security characteristics see Portfolios of Investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2013:

Description	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Depreciation	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2013	Net Change in Unrealized Depreciation from Investments Still Held at December 31, 2013

US Strategic Equity Portfolio
Preferred Stock*	$1,649	$—	$—	$(1,649)	$—	$—	$—	$—	$—	$(1,649)

US Small-Mid Cap Equity Portfolio
Preferred Stock*	$44,975	$—	$—	$(44,975)	$—	$—	$—	$—	$—	$(44,975)

* The preferred stock was reported in the Portfolios of Investments at zero market value.

9. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts. Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Multi-Asset Targeted Volatility Portfolio

During the year ended December 31, 2013, the notional amounts of purchases and sales of forward currency contracts were $80,100,203 and $113,221,430, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2013:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$188,060

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$262,438

50	Annual Report

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2013 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(105,170)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$59,636

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios in the Fund traded in derivative instruments during the year ended December 31, 2013.

On January 31, 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update

(“ASU”) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”). ASU 2013-01 limits the scope of balance sheet offsetting disclosures, which was originally described in FASB ASU 2011-11, to derivatives, repurchase or reverse repurchase agreements, and securities borrowing or securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

As of December 31, 2013, the Fund holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. The master netting arrangements allow the counterparties to net applicable collateral held on behalf of the Fund against applicable liabilities or payment obligations of the Fund to the counterparty. These arrangements also allow the counterparties to net any of their applicable liabilities or payment obligations they have to the Fund against any collateral sent to the Fund.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2013:

Multi-Asset Targeted Volatility Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$188,060	$—	$188,060

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount

Canadian Imperial Bank of Commerce	$38,364	$(735)	$—	$37,629
Citibank NA	53,306	(53,306)	—	—
HSBC Bank USA	19,471	(19,471)	—	—
Royal Bank of Canada	26,701	(31)	—	26,670
State Street Bank and Trust Co.	50,218	(21,246)	—	28,972
Total	$188,060	$(94,789)	$—	$93,271

Annual Report	51

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$262,438	$—	$262,438

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount

Canadian Imperial Bank of Commerce	$735	$(735)	$—	$—
Citibank NA	186,238	(53,306)	—	132,932
Credit Suisse Group AG	2,449	—	—	2,449
HSBC Bank USA	51,739	(19,471)	—	32,268
Royal Bank of Canada	31	(31)	—	—
State Street Bank and Trust Co.	21,246	(21,246)	—	—
Total	$262,438	$(94,789)	$—	$167,649

10. Accounting Standards Update

In June 2013, the FASB issued ASU No. 2013-08 Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. This ASU clarifies the characteristics of an investment company, provides comprehensive guidance to determine whether an entity is an investment company and sets certain measurement and disclosure requirements. This ASU is effective for interim and annual periods in the fiscal years that begin after

December 15, 2013. The Investment Manager does not expect that the adoption of this standard will have a material impact on the financial statements.

11. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require disclosure.

52	Annual Report

Lazard Retirement Series, Inc. Report of Independent Registered Public Accounting Firm

Anchin, Block & Anchin LLP
Accountants & Advisors
1375 Broadway New York, NY 10018
212 840-3456 www.anchin.com

Report of Independent Registered Public Accounting Firm

To The Board of Directors and Shareholders of the Lazard Retirement Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Lazard Retirement Series, Inc. (the “Fund”, which comprise Lazard Retirement US Strategic Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement Emerging Markets Equity Portfolio and Lazard Retirement Multi-Asset Targeted Volatility Portfolio (commenced operations on April 30, 2012)) as of December 31, 2013 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended or for the period from the date noted above to December 31, 2013 and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Lazard Retirement Series, Inc. as of December 31, 2013, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended or for the period from the date noted above to December 31, 2013 and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 14, 2014

Annual Report	53

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):
Kenneth S. Davidson (68)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Director (May 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 –2006)

Leon M. Pollack (73)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (69)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (66)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4):
Charles L. Carroll (53)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (53)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

54	Annual Report

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director also serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2014, 31 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Annual Report	55

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Nathan A. Paul (41)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (51)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (38)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

56	Annual Report

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report	57

NOTES

58	Annual Report

NOTES

Annual Report	59

NOTES

60	Annual Report

NOTES

Annual Report	61

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York NY 10112 • www.lazardnet.com

LZDPS010

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $130,700 in 2012 and $121,700 in 2013.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $33,550 in 2012 and $34,000 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to the Registrant or Service Affiliates that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $33,550 in 2012 and $34,000 in 2013. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics referred to in Item 2.

(a)(2)  Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles L. Carroll Charles L. Carroll Chief Executive Officer

Date	March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll Charles L. Carroll Chief Executive Officer

Date	March 10, 2014

By	/s/ Stephen St. Clair Stephen St. Clair Chief Financial Officer

Date	March 10, 2014